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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             Casull Arms Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                                           83-0317822
     -----------------------                               -------------------
     (State of Incorporation                                (I.R.S. Employer
         or Organization)                                   Identification no.)


       456 Fairview Road                                           83110
           P.O. Box 1629                                   -------------------
          Afton, Wyoming                                         (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)


If this Form relates to the registration         If this Form relates to the
of a class of securities pursuant to             registration of a class of
Section 12(b) of the Exchange Act and is         securities pursuant to Section
effective pursuant to General                    12(g) of the Exchange Act and
Instruction A.(c), please check the              is effective pursuant to
following box. / /                               General Instruction A.(d),
                                                 please check the following
                                                 box. /x/


Securities Act registration statement file number to which       333-16911
this form relates:                                           -----------------
                                                               (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

             TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
             -------------------               ------------------------------

                    None                                 Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

  Units, Each Unit consisting of 1 share of Common Stock, $.01 par value and
                  1 Redeemable Common Stock Purchase Warrant
                  ------------------------------------------
                              (Title of Class)


                        Common Stock, $0.01 par value
                        -----------------------------
                              (Title of Class)


                   Redeemable Common Stock Purchase Warrants
                   -----------------------------------------
                              (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

    The description of the Registrant's securities to be registered hereunder is contained in the Registrant's Registration Statement on Form SB-2 (No. 333-16911), filed with the Securities and Exchange Commission on December 10, 1997, and is incorporated herein in its entirety by reference.


ITEM 2.   EXHIBITS


EXHIBIT NO.   DESCRIPTION
-----------   -----------

    1 Registrant hereby incorporates by refernce the Certificate of Incorporation of the Registrant, as amended, filed as Exhibit
              3.1 to the Registrant's Registration Statement on Form SB-2 (No. 333-16911), filed on November 27, 1996.

    2 Registrant hereby incorporates by reference the By-laws of the Registrant, filed as Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (No. 333-16911), filed on November 27, 1996.

    3 Registrant hereby incorporates by reference the Form of Redeemable Warrant Agreement, including form of Redeemable Warrant Certificate, filed as Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2 (No. 333-16911), filed on November 27, 1996.

    4 Registrant hereby incorporates by reference the Specimen of Registrant's Certificate of Share of Common Stock, filed as
              Exhibit 4.3 to the Registrant's Registration Statement on Form SB-2 (No. 333-16911), filed on November 27, 1996.

    5         The Specimen of Registrant's Form of Unit Certificate is
              filed herewith
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                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       Casull Arms Corporation
                                            (Registrant)


Date  January 16, 1998                 By: /s/ David M. Myers
      ----------------------------        ----------------------------


                                       Name:     David M. Myers
                                       Title:    President

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